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                           SECOND AMENDMENT AGREEMENT

                                      AMONG

                                SEMX CORPORATION,

                              POLESE COMPANY, INC.,

                         AMERICAN SILICON PRODUCTS, INC.

                            SPM HOLDINGS CORPORATION,

                                 TYPE III, INC.

                                       AND

                        THERMAL PACKAGING SOLUTIONS INC.

                                  AS BORROWERS

                                       AND

                         PNC BANK, NATIONAL ASSOCIATION,

                             AS AGENT AND AS LENDER



      AMENDING THE REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AMONG
    SEMX CORPORATION, POLESE COMPANY, INC., AMERICAN SILICON PRODUCTS, INC.,
 SPM HOLDINGS CORPORATION, TYPE III, INC., AND THERMAL PACKAGING SOLUTIONS INC.,
    AS BORROWERS, AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT AND AS LENDER DATED AS OF NOVEMBER 1, 1999 AS AMENDED BY THE FIRST AMENDMENT AGREEMENT
                           DATED AS OF APRIL 10, 2000


                            Dated as of June 1, 2000



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         THIS SECOND AMENDMENT AGREEMENT, dated as of June 1, 2000 (this
"Amendment"), by and among SEMX CORPORATION, a corporation organized under the laws of the State of Delaware ("SEMX"), POLESE COMPANY, INC. a corporation organized under the laws of the State of California ("PCI"), AMERICAN SILICON PRODUCTS, INC., a corporation organized under the laws of Delaware ("ASPI"), SPM HOLDINGS CORPORATION., a Delaware corporation ("SPM"), TYPE III, INC., a California corporation ("Type III") and THERMAL PACKAGING SOLUTIONS INC., a Nevada corporation ("TPS") (SEMX, PCI, ASPI, SPM, Type III and TPS each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("Agent"), as Agent and as Lender;

                              W I T N E S S E T H:

         WHEREAS, the Borrowers and the Agent entered into a Revolving Credit, Term Loan and Security Agreement dated as of November 1, 1999 as amended by the First Amendment Agreement dated as of April 10, 2000 (as the same may be further amended, modified, restated or supplemented from time to time, the "Agreement"; the terms defined in the Agreement are used in this Amendment as in the Agreement unless otherwise defined in this Amendment); and

         WHEREAS, the Borrowers have requested that the Agent agree to (1) consent to certain actions in connection with the issuance of Series B Preferred Stock by SEMX and the loan to, or equity investment in, ISP by SEMX in the amount of $500,000 and (2) amend certain provisions of the Agreement in light of excess capital expenditures funded with the proceeds of the sale of the Series B Preferred Stock; and

         WHEREAS, the Borrowers desire, and the Agent is willing on the terms and conditions set forth below, to modify certain terms of the Agreement.

         NOW, THEREFORE, in consideration of the mutual premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Agent have agreed to amend the Agreement as hereinafter set forth:

         SECTION 1A. Amendment to Agreement. The Agreement is, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, hereby amended follows:

         (a) Section 1.2 (General Terms) of the Agreement is hereby amended by adding the following definition in the proper alphabetical order:

         "Series B Preferred Stock" shall mean the class of preferred stock issued by SEMX in accordance with the terms of the Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series B Preferred Stock, attached as Exhibit B to the Series B Preferred Stock Purchase Agreement.

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         "Series B Preferred Stock Purchase Agreement" shall mean the Stock
Purchase Agreement dated June 1, 2000 by and among SEMX and the purchasers listed on the Schedule of Purchasers attached as Exhibit A thereto.

         (b) Section 1.2 (General Terms) of the Agreement is hereby amended so that the following definitions read in their entirety as follows:

         "Fixed Charge Coverage" shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA, minus capital expenditures (calculated on a cash basis) made during such period (except for any capital expenditures made after the date hereof up to an aggregate amount of $6,400,000), and minus the amount of federal, state and local taxes actually paid, to (b) all Senior Debt Payments plus all Subordinated Debt Payments during such period, and plus any dividends paid to the holders of the Series B Preferred Stock during such period."

         (b) Section 7.6 (Capital Expenditures) of the Agreement is hereby amended to read in its entirety as follows:

                  "7.6 Capital Expenditures. Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in (a) the fiscal year ended December 31, 2000 in excess of $10,000,000 on an aggregate basis for all Borrowers, and (b) any fiscal year in an amount in excess of $4,000,000 on an aggregate basis for all Borrowers, excluding however from such calculation in both (a) and (b), the amount of any refinanced capital leases.

         (c) Section 7.11 (Leases) of the Agreement is hereby amended to read in its entirety as follows:

                  "7.11. Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $800,000 in any one fiscal year for all Borrowers on an aggregate basis."

         SECTION 1B. Consent and Waiver. The Agent, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, hereby consents to:

     (a) the issuance of the Series B Preferred Stock and the sale of the Series B Preferred Stock pursuant to the terms of the Series B Preferred Stock Purchase Agreement attached hereto as Exhibit B (the "Series B Issuance and Sale");
     (b) the amendment of the Articles of Incorporation of SEMX to permit the issuance of the Series B Preferred Stock in form and substance approved by Agent;
     (c) the loan to, or equity investment in ISP by SEMX from the proceeds of the sale of the Series B Preferred Stock in the amount of Five Hundred Thousand Dollars ($500,000) (the "ISP Advance"), provided that, if such Advance is a loan, ISP executes and delivers to SEMX a promissory
          Note in the amount of the ISP Advance and such Note is endorsed by SEMX to the Agent, for the benefit of the Lenders; and

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     (d)  provided that, no Default or Event of Default has occurred and is continuing or would occur as a result of the following events: (i) scheduled payment of dividends without acceleration to the holders of the Series B Preferred Stock in the amounts stated in the Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series B Preferred Stock, attached as Exhibit A to the Series B Preferred Stock Purchase Agreement, (ii) the redemption of the Series B Preferred Stock, (iii) the exercise of the Warrants to purchase an aggregate amount of 1,000,000 shares of common stock of SEMX (the "Common Stock") subject to adjustment or the repurchase by SEMX of the Warrant; and (iv) incur any expense under the Registration Rights Agreement dated as of June 1, 2000, to register shares of the Common Stock; provided further that with respect to (ii), (iii) and (iv) above, the Agent receive prior notice of such event.

     ((a), (b), (c), and (d) together, the "Approved Actions") and hereby waives any violation of Sections 7.4, 7.5, 7.7, 7.8, 7.15 and 7.20 of the Credit Agreement which would arise as a result of the Approved Actions, but for the execution of this Consent and Waiver, provided, however, that each Borrower, hereby affirms, that, other than as expressly waived herein, Sections 7.4, 7.5, 7.7, 7.8, 7.15 and 7.20 of the Agreement shall be in full force and effect, subject to the terms and conditions of the Agreement.

         SECTION 2. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

         (a) The Borrowers and the Agent shall have duly executed and delivered this Amendment (whether the same or different copies);

         (b) The Agent shall have received an executed copy of the Series B Preferred Stock Purchase Agreement (and all documents, schedules and opinions delivered in connection) in form and substance reasonably satisfactory to the Agent;

         (c) The Agent shall have received a certificate of the Secretary or Assistant Secretary of SEMX dated as of date hereof, certifying (i) that attached thereto are true and complete copies of the resolutions of the board of directors of SEMX authorizing the Series B Issuance and Sale, (ii) that said resolutions are all of the resolutions adopted by the board of directors of SEMX in connection with the Series B Issuance and Sale and such resolutions are in full force and effect without modification as of such date, (iii) that the Articles of Incorporation of SEMX amended to reflect the Series B Issuance and Sale are attached to such certificate, (iv), that the By-laws of SEMX, if amended to reflect changes relating to the Series B Issuance and Sale, are attached to such certificate or if not so amended, that no amendments have occurred since the Closing Date and (v) as to the incumbency and signatures of each of its officers executing this Second Amendment and any other documents to which it is a party.

         (d) The Agent shall have received such other documents, opinions, approvals or appraisals as the Agent may reasonably request.

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         SECTION 3. Representations and Warranties. In order to induce the Agent to enter into this Amendment, each of the Borrowers represents and warrants to the Agent that (i) it has the full power, capacity, right and legal authority to execute, deliver and perform its obligations under this Amendment and any Other Documents to which it is a party, and each of the Borrowers has taken all appropriate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment and the Other Documents to which it is a party, (ii) this Amendment, the Agreement (as amended by this Amendment) and the Other Documents to which it is a party constitute legal, valid and binding obligations of each of the Borrowers enforceable against such Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally, (iii) the representations and warranties contained in the Agreement and in each of the Other Documents to which it is a party are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date, except for changes which have occurred and which were not prohibited by the terms of the Agreement, (iv) after giving effect to the terms of Section 1 hereof, no Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by any of the Borrowers of this Amendment, the Agreement (as amended by this Amendment) or any of the Other Documents to which it is a party, (v) after giving effect to the transactions contemplated by the Series B Preferred Stock Purchase Agreement, no Borrower is in default in the payment or performance of any of its obligations under any mortgage, indenture, security agreement, contract, undertaking or other agreement or instrument to which it is a party or which purports to be binding upon it or any of its properties or assets, which default would have a material adverse effect on the management, business, operations, properties, assets or condition (financial or otherwise) of such Borrower, (vi) each of the Borrowers is in compliance with all applicable statutes, laws, rules, regulations, orders and judgements, the contravention or violation of which would have a material adverse effect on the management, business, operations, properties, assets or condition (financial or otherwise) of such Borrower, (vii) no material adverse change in the business, properties, assets, or in the condition (financial or otherwise) of any Borrower has occurred, and (viii) no litigation or administrative proceeding of or before any court or governmental body or agency is now pending, nor, to the best knowledge of each of the Borrowers upon reasonable inquiry, is any such litigation or proceeding now threatened against such Borrower or any of its properties, nor, to the best knowledge of such Borrower upon reasonable inquiry, is there a valid basis for the initiation of any such litigation or proceeding, which if adversely determined (after giving effect to all applicable insurance coverage then in existence) would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of such Borrower.

         SECTION 4. Reference to and Effect on the Documents. (a) Each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Agreement in the Other Documents other than the Agreement, shall mean and be a reference to the Agreement as amended hereby.

         (b) Except as specifically amended hereby, the Agreement and all Other Documents, and all other documents, agreements, instruments or writings entered into in connection therewith,

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shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by each of the Borrowers. The amendments, consents, waivers and ratifications set forth above are limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Agreement or any document delivered pursuant thereto or (ii) prejudice any right or rights which the Agent may now or in the future have in connection with the Agreement or the Other Documents.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under any of the Other Documents, nor constitute a waiver or modification of any provision of any of the Other Documents, nor a waiver of any now existing or hereafter arising Defaults or Events of Default.

         SECTION 5. Expenses. Each of the Borrower hereby agrees, jointly and severally, to pay the Agent on demand all costs, expenses, charges and taxes (other than any income taxes relating to income of the Agent), including, without limitation, all reasonable fees and disbursements of counsel, incurred by the Agent in connection with the negotiation, preparation, reproduction, execution, delivery, administration and enforcement of this Amendment and the Other Documents to be delivered hereunder.

         SECTION 6. Condition Subsequent. The Borrowers shall use the proceeds of the sale of the Series B Preferred Stock to repay in full all amounts outstanding under Term Loan II within one business day of the receipt of such proceeds from the Borrower. The remainder of the proceeds from the sale of the Series B Preferred Stock may be used to fund the ISP Advance, capital expenditures or working capital purposes.

         SECTION 7. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without regard for its conflict of laws principles.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 9. Successors. This Amendment shall be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

         SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.


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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                         SEMX CORPORATION


                                         By: /s/ Gilbert D. Raker
                                            -------------------------------
                                         Name: G D Raker
                                         Title:Chairman



                                         POLESE COMPANY, INC.


                                         By: /s/ Gilbert D. Raker
                                            -------------------------------
                                         Name: G D Raker
                                         Title:Chairman



                                         AMERICAN SILICON PRODUCTS, INC.


                                         By: /s/ Gilbert D. Raker
                                            -------------------------------
                                         Name: G D Raker
                                         Title:Chairman



                                         SPM HOLDINGS CORPORATION


                                         By: /s/ Gilbert D. Raker
                                            -------------------------------
                                         Name: G D Raker
                                         Title:Chairman



                                         TYPE III, INC.


                                         By: /s/ Gilbert D. Raker
                                            -------------------------------
                                         Name: G D Raker
                                         Title:Chairman



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                                         THERMAL PACKAGING SOLUTIONS INC.


                                         By: /s/ Gilbert D. Raker
                                            -------------------------------
                                         Name: G D Raker
                                         Title:Chairman



                                         PNC BANK, NATIONAL ASSOCIATION, as
                                         Lender and as Agent


                                         By: /s/
                                            -------------------------------
                                         Name:
                                         Title:





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